EXHIBIT 10.10

                             BANKERS TRUST COMPANY
                   280 Park Avenue, New York, New York 10017

                                                   April 2, 1997

Automatic Systems Developers, Inc.
Industry Street
Poughkeepsie, New York 12603

Dear Sirs:

     Reference is made to: (i) that certain Amended and Restated Line of Credit, Loan Extension and Security Agreement dated December 30, 1994, as revised, modified and amended by First Amendment to Amended Restated Line of Credit
Loan, Loan Extension, and Security Agreement dated May 18, 1995, and as further revised, modified and extended by Second Amendment to Amended and Restated Line of Credit, Loan Extension, and Security Agreement dated as of August 17, 1995 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") and (ii) that certain Amended and Restated Replacement Promissory Note, dated August 17, 1995 (as amended, supplemented or otherwise modified from time to time, the "Note", and together with the Loan Agreement, the "Loan Documents").

     Subject to your agreement and the agreement of the guarantors listed below to the terms and conditions hereof as evidenced by your signature and the signatures of the guarantors lsited below, Bankers Trust Company hereby agrees that the Maturity Date (as defined in the Note) of the Note is extended to June 30, 1997 and the Loan Documents are hereby amended to reflect this extension of the Maturity Date.

     By signing a copy of this letter you reaffirm all of the terms and conditions of the Loan Documents and agree and acknowledge that except as specifically stated herein all of the

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Automatic Systems Developers, Inc.
April 2, 1997
Page 2


terms and conditions of the Loan Documents remain in full force and effect.

                                           Very truly yours,

                                           BANKERS TRUST COMPANY

                                           By: /s/ THOMAS J. O'BRIAN
                                               --------------------------
                                               Thomas J. O'Brian
                                               Vice President

Agreed and Accepted:

Automatic Systems Developers, Inc.

By: /s/ GARY D. HORNE
    ------------------------------
    Name: Gary D. Horne
    Title: CEO

ASD Group, Inc.
formerly known as Dutchess Design
and Development, Inc., as guarantor

By: /s/ GARY D. HORNE
    ------------------------------
    Name: Gary D. Horne
    Title: CEO

High Technology Computer, Inc.,
as guarantor

By: /s/ GARY D. HORNE
    ------------------------------
    Name: Gary D. Horne
    Title: CEO

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Automatic Systems Developers, Inc.
April 2, 1997
Page 3


Cabletronics, Inc., as guarantor

By: /s/ GARY D. HORNE
    ------------------------------
    Name: Gary D. Horne
    Title: CEO

Netcomp, inc., f/k/a
ASD Office Systems, Inc.,
as guarantor

By: /s/ GARY D. HORNE
    ------------------------------
    Name: Gary D. Horne
    Title: CEO